AMENDMENT #2

LOAN AMENDMENT AND MODIFICATION AGREEMENT

WHEREAS Lazare Kaplan International Inc. (the Borrower") is party to that certain Line of Credit Agreement dated as of September 30, 2007 (the "Loan Agreement") between the Borrower and Bank Leumi USA (the "Bank"), a Promissory Note of even date therewith (the "Note") together with other lending documents. The Loan Agreement, the Note and all other loan documents executed in connection therewith shall sometimes be collectively referred to herein as the "Loan Documents." Capitalized terms used, but not otherwise defined herein, shall have the meanings given to such terms in the Loan Documents; and

WHEREAS the Borrower has agreed that the Loan Documents shall be amended and modified in accordance with the terms hereof;

NOW THEREFORE for valuable consideration, the undersigned agrees, as follows:

1. The definition of "Base Rate" contained in the Loan Agreement shall be amended and modified by deleting the reference contained therein to "one-half of one percent (1/2%)" and inserting in lieu thereof "one percent (1.0%)."

2. The definition of "Libor Rate Margin" contained in the Loan Agreement shall be amended and modified by deleting the reference contained therein to "One and sixty/one-hundredths of one percent (1.60%)" and inserting in lieu thereof "Two and ten/one-hundredths of one percent (2.10%)."

3. The definition of "Termination Date" contained in the Loan Agreement shall be amended and modified by deleting the reference contained therein to "December 1, 2008" and inserting in lieu thereof "December 1, 2010."

4. Section 2.2 of the Loan Agreement shall be amended and modified by adding the following sentence at the end of such paragraph: "Notwithstanding anything contained in this Agreement to the contrary, at no time shall the rate of interest paid by the Borrower to the Bank be less than 4.50%."

5. Section 5.1 is deleted in its entirety and the following is inserted in lieu thereof: *"Section 5.1. Commitment Fee.* The Borrower shall pay to the Bank an annual commitment fee in the amount of $39,000 on December 1 of each year."

6. Except as otherwise changed or modified by this Amendment, all of the terms and conditions of the Loan Documents are reaffirmed and shall remain in full force and effect without offset, counterclaim or defense of any kind.

AMENDMENT #2 (cont.)

IN WITNESS WHEREOF, the Borrower and the Bank have executed this Amendment effective as of the first day of December, 2008.

LAZARE KAPLAN INTERNATIONAL INC.

By:____________________
Name: William Moryto
Title: VP & CFO

BANK LEUMI USA

By:____________________
Name: Shlomo Mosseri
Title: S.V.P.

By:____________________
Name: David Selove
Title: V. P.

The undersigned, as Guarantors pursuant to the terms of that certain Guaranty Agreement dated September 30, 2007 (the "Guaranty") hereby acknowledge the terms of the within Loan Amendment and Modification Agreement and confirm that the Guaranty remains in full force and effect without offset, counterclaim or defense of any kind.

LAZARE KAPLAN EUROPE INC.

By:____________________
Name: William Moryto
Title: Secretary

LAZARE KAPLAN JAPAN INC.

By:____________________
Name: William Moryto
Title: Secretary

LAZARE KAPLAN AFRICA INC.

By:____________________
Name: William Moryto
Title: Secretary